UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 20, 2009

Autodesk, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-14338	94-2819853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 McInnis Parkway

San Rafael, California 94903

(Address of principal executive offices, including zip code)

(415) 507-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Attached as Exhibit 100 to this Current Report on Form 8-K are the following materials from Autodesk, Inc.’s Annual Report on Form 10-K for the year ended January 31, 2009, filed on March 20, 2009, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Statements of Income for the years ended January 31, 2009, 2008 and 2007, (ii) the Consolidated Balance Sheets at January 31, 2009 and 2008, (iii) the Consolidated Statements of Cash Flows for the years ended January 31, 2009, 2008 and 2007, (iv) the Consolidated Statements of Stockholders’ Equity for the years ended January 31, 2009, 2008 and 2007, and (v) the Notes to Consolidated Financial Statements, tagged as blocks of text. The financial information contained in the XBRL documents is unaudited and these are not the official publicly filed financial statements of Autodesk, Inc. The purpose of submitting these XBRL documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on this information in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

100	The materials from Autodesk, Inc.’s Annual Report on Form 10-K for the year ended January 31, 2009, filed on March 20, 2009, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Statements of Income for the years ended January 31, 2009, 2008 and 2007, (ii) the Consolidated Balance Sheets at January 31, 2009 and 2008, (iii) the Consolidated Statements of Cash Flows for the years ended January 31, 2009, 2008 and 2007, (iv) the Consolidated Statements of Stockholders’ Equity for the years ended January 31, 2009, 2008 and 2007, and (v) the Notes to Consolidated Financial Statements, tagged as blocks of text.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTODESK, INC.

By:	/s/ CARL BASS
Carl Bass Chief Executive Officer, President and Interim Chief Financial Officer

Date: April 1, 2009

EXHIBIT INDEX

Exhibit No.	Description

100.INS	XBRL Instance document

100.SCH	XBRL Taxonomy Extension Schema

100.CAL	XBRL Taxonomy Extension Calculation Linkbase

100.DEF	XBRL Taxonomy Extention Definition Linkbase

100.LAB	XBRL Taxonomy Extension Label Linkbase

100.PRE	XBRL Taxonomy Extension Presentation Linkbase